EX-99. CERT


CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Terry K. Glenn, President of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust, certify that:

1. I have reviewed this report on Form N-CSR of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust (the "Fund");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this report;

4. The Fund's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Fund and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

c) disclosed in this report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year (the Fund's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer(s) and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting.


Date: May 21, 2004


                      /s/ Terry K. Glenn
                      Terry K. Glenn,
                      President of
                      CMA Ohio Municipal Money Fund of
                      CMA Multi-State Municipal Series Trust




EX-99. CERT


CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Donald C. Burke, Chief Financial Officer of CMA Ohio Municipal
Money Fund of CMA Multi-State Municipal Series Trust, certify that:

1. I have reviewed this report on Form N-CSR of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust (the "Fund");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this report;

4. The Fund's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Fund and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

c) disclosed in this report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year (the Fund's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer(s) and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting.


Date: May 21, 2004


                      /s/ Donald C. Burke
                      Donald C. Burke,
                      Chief Financial Officer of
                      CMA Ohio Municipal Money Fund of
                      CMA Multi-State Municipal Series Trust




Exhibit 99.1350CERT


Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Terry K. Glenn, President of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 21, 2004


                      /s/ Terry K. Glenn
                      Terry K. Glenn,
                      President of
                      CMA Ohio Municipal Money Fund of
                      CMA Multi-State Municipal Series Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section
906, has been provided to CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust and will be retained by CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.




Exhibit 99.1350CERT


Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of CMA Ohio Municipal
Money Fund of CMA Multi-State Municipal Series Trust (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 21, 2004


                      /s/ Donald C. Burke
                      Donald C. Burke,
                      Chief Financial Officer of
                      CMA Ohio Municipal Money Fund of
                      CMA Multi-State Municipal Series Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section
906, has been provided to CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust and will be retained by CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.